UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 15, 2018

Main Street Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 350-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2018, in connection with previously announced long-term succession plans, the Main Street Capital Corporation (“Main Street”) Board of Directors (the “Board”) unanimously elected Dwayne L. Hyzak as Chief Executive Officer (“CEO”) of the company.  Mr. Hyzak succeeds Vincent D. Foster as CEO.  Mr. Foster will continue to serve as Main Street’s Executive Chairman.  The Board also unanimously approved the promotion of David L. Magdol to President, succeeding Mr. Hyzak in that role.  These transitions are effective immediately.  In addition to assuming the roles of CEO and Executive Chairman, respectively, Messrs. Hyzak and Foster retain their existing roles as members of the Board, with Mr. Foster continuing to serve as Chairman of the Board.  Mr. Magdol continues in his existing role as Chief Investment Officer of Main Street in addition to assuming the responsibility of President.  The Investment Committee and Executive Committee of management for Main Street shall each remain comprised of Messrs. Foster, Hyzak, Magdol and Curtis L. Hartman, Main Street’s Vice Chairman, Chief Credit Officer and Senior Managing Director.

Each of Messrs. Hyzak, Magdol and Foster has been an executive officer of Main Street since prior to its initial public offering in 2007.  Mr. Hyzak has served as a member of the Board since January 2018, as Main Street’s President since 2015 and as its Chief Operating Officer and Senior Managing Director since 2014.  Mr. Magdol has served as Main Street’s Vice Chairman since 2015 and as its Chief Investment Officer and Senior Managing Director since 2011.  Mr. Foster has served as Chairman of the Board and as Main Street’s Chief Executive Officer since 2007.  Reference is also made to the biographical information with respect to Messrs. Hyzak, Magdol and Foster set forth under the heading “Executive Officers” in the 2018 Main Street proxy statement, which description is incorporated herein by reference.

Each of Messrs. Hyzak, Magdol and Foster will receive a base salary consistent with Main Street’s current executive compensation practices and continue to receive benefits materially similar to those disclosed in the 2018 Main Street proxy statement.

There are no current or proposed transactions between Main Street and any of Messrs. Hyzak, Magdol or Foster or their immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Item 8.01                                           Other Events.

On November 16, 2018, Main Street issued a press release pertaining to the matters described above. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed herein, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated November 16, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: November 16, 2018	By:	/s/ Jason B. Beauvais
Name: Jason B. Beauvais
Title: General Counsel